                                                                   Exhibit 10.27


                    AMENDMENT NO. 3 dated as of August 18, 1999 to the Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998, among ARTISAN PICTURES INC. ("Pictures"), ARTISAN HOME ENTERTAINMENT INC. ("Home Entertainment"; and together with Pictures, collectively, the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and as Fronting Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                            INTRODUCTORY STATEMENT
                            ----------------------

          The Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

          Artisan Entertainment Inc. or one of its subsidiaries, together with other unaffiliated investors, will arrange for the formation of Artisan Film Investors ("AFI"), an unaffiliated Delaware business trust to be formed solely for the purpose of acquiring completed theatrical feature films to be distributed by Pictures, all as described in the Term Sheet attached hereto as Exhibit A (the "AFI Transaction").

          The Borrower, the Guarantors, the Lenders and the Agent have agreed to amend the Credit Agreement in order to permit Pictures to enter into, and perform its obligations in connection with, the AFI Transaction, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1.  Defined Terms.  Capitalized terms used herein and not
                      -------------
otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2.  Amendments to the Credit Agreement.  Subject to the
                      ----------------------------------
satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

          "AFI" shall mean Artisan Film Investors, a Delaware business trust to be formed in connection with the AFI Transaction.

          "AFI Transaction" shall mean the transaction described in the Term Sheet attached as Exhibit A to Amendment No. 3 to the Credit Agreement.

     (B) The definitions of "Affiliate" and "Subsidiary" appearing in Article 1 of the Credit Agreement are each hereby amended by adding the following sentence at the end of each definition:

          "For the avoidance of doubt, AFI shall not be deemed to be an 'Affiliate' or a 'Subsidiary' of a Credit Party unless and until such time that a Credit Party acquires an equity or membership interest in AFI."

     (C) The definition of "Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended to add the following clause at the end of the existing text:

          "(iii) the Borrowing Base shall not include any distribution fees earned with respect to, or any other component attributable to, any Picture owned by AFI."

     (D) The definition of "Indebtedness" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          "For the avoidance of doubt, the Indebtedness incurred by AFI in connection with the AFI Transaction shall not be deemed to be 'Indebtedness' of a Credit Party under this Credit Agreement."

     (E) The definition of "Off-Balance Sheet Commitments" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

          "; provided, further, that with respect to an item of Product for which Pictures has committed to provide a portion of the production costs in connection with an item of Product subject to the AFI Transaction, Off-Balance Sheet Commitments in respect of Pictures' commitment for such item of Product shall be reduced (but not below zero) by any amounts in the approved budget of such Product (e.g. overhead costs and producers' fees) which are payable to Pictures for its own account.

     (F) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (p) at the end thereof:

          "(p) Indebtedness incurred by a Credit Party arising from (i) the theatrical exhibition of "Blair Witch Project" in the United States and Canada and (ii) prior to the earlier to occur of December 31, 1999 and the closing of the AFI Transaction, the theatrical exhibition of Pictures other than "Blair Witch Project" in the United States and Canada; provided that such Indebtedness is non-recourse to any Credit Party except for customary representations and warranties in form and substance acceptable to the Administrative Agent and security interests in the receivables from the exhibition of such Pictures granted in connection with the incurrence of such Indebtedness."

     (G) Section 6.2 of the Credit Agreement is hereby amended by adding the following clauses (v) and (w) at the end thereof:

          "(v) Liens securing the obligations of Pictures and the other Credit Parties in connection with the AFI Transaction; provided that the secured party of such Lien shall have entered into an intercreditor agreement with the Collateral Agent in form and substance satisfactory to the Administrative Agent; and

          "(w)  Liens on certain theatrical receivables as contemplated by
          Section 6.1(p)."

     (H) Section 6.3 of the Credit Agreement is hereby amended by (1) adding the words ", (vii) Guarantees of the obligations of Pictures under the AFI Transaction, and" after the word "hereunder" appearing in clause
          (vi) therein and (2) changing the reference to the existing clause
          (vii) from "(vii") to "(viii)".

     (I) Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.8.  Receivables.  Sell, discount or otherwise dispose of
                         -----------
          notes, accounts receivable or other obligations owing to any Credit Party except (i) for the purpose of collection in the ordinary course,
          (ii) the factoring on a fully non-recourse basis (except for customary representations and warranties in form and substance acceptable to the Administrative Agent) of receivables arising from the theatrical exhibition of "Blair Witch Project" in the United States and Canada and (iii) prior to the earlier to occur of December 31, 1999 and the closing of the AFI Transaction, the factoring on a fully non-recourse basis (except for customary representations and warranties in form and substance acceptable to the Administrative Agent) of receivables arising from the theatrical exhibition of Pictures other than "Blair Witch Project" in the United States and Canada."

     (J) Section 6.9 of the Credit Agreement is hereby amended by adding the phrase "Except pursuant to the AFI Transaction," at the beginning of the existing text.

     (K) Section 6.13(a) of the Credit Agreement is hereby amended by adding the following clause (z) at the end thereof:

          "or (z) any term or provision of the AFI Transaction in a manner which would change or alter any material term of the transaction set forth on the Term Sheet attached as Exhibit A to Amendment No. 3 to the Credit Agreement, and which change or alteration could reasonably be expected to (i) materially and adversely affect the financial condition of Pictures, (ii) materially and adversely affect the rights of the Lenders under this Credit Agreement, the other Fundamental Documents and any other agreements contemplated hereby, or (iii) materially decrease the value of the Collateral."

     (L) Section 6.19 (Leverage Ratio) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.19.   Leverage Ratio.  Permit the ratio (the "Leverage
                           --------------                          --------
          Ratio") of (i) the sum of Consolidated Senior Debt plus Off-Balance
          -----
          Sheet Commitments (excluding, in the case of each transaction in which the applicable Credit Party has provided no monetary commitment other than a print and advertising commitment, the first $3,000,000 of the amount of such print and advertising commitment) less all Off-Balance Sheet Receivables and Borrowing Base credits that relate to items of Product that are the subject of such Off-Balance Sheet Commitments (but not more with respect to any particular items of Product than the related amount of Off-Balance Sheet Commitments (without taking into account the $3,000,000 deduction permitted above)) to (ii) Consolidated Capital Base, all as determined as of each quarter end, to be greater than (x) 5.5:1 for the quarter ending September 30, 1999, (y) 5.0:1 for the quarters ending December 31, 1999, March 31, 2000, and June 30, 2000, and (z) 4.0:1 for the quarter ending September 30, 2000 and each quarter thereafter.

     (M) Section 10.1(c) of the Credit Agreement is hereby amended by adding the following clause (xii) at the end thereof:

          "(xii) to enter into an intercreditor agreement (in such form as the Administrative Agent may deem appropriate) to implement the allocations of gross receipts and the security interest granted by Pictures and certain of its affiliates, each in connection with the AFI Transaction (as described in the Term Sheet attached to Amendment No. 3 to the Credit Agreement)."

     (N) The Schedule of Commitments appearing in Schedule 1 to the Credit Agreement is hereby replaced in its entirety by Schedule 1 (Revised) attached to this Amendment No. 3.

          Section 3.   Consent.  The Borrower has requested that the Lenders
                       -------
consent to a waiver of compliance by the Credit Parties with respect to (i)
Section 2.7 of the Credit Agreement which requires any partial reduction of the Revolving Credit Commitments to be made among the Lenders in accordance with their respective Percentages and (ii) Section 10.2 of the Credit Agreement which requires that any payment of interest and repayment of principal in respect of any Loans be made pro rata among the Lenders in accordance with their respective Percentages. At the request of the Borrower, each Lender by its signature hereto hereby (i) consents to the reduction of the Revolving Credit Commitment of City National Bank by $2,500,000 and (ii) waives the requirements of Section
2.7 in connection with such reduction in the Revolving Credit Commitments. In connection with such reduction, each Lender hereby authorizes and directs the Administrative Agent to allocate subsequent repayments and/or prepayments by the Borrower of Revolving Credit Loans such that after giving effect to such repayment or prepayment, the outstanding Revolving Credit Loans attributable to each Lender shall be in proportion to such Lender's Percentage of the Revolving Credit Commitments of all the Lenders after giving effect to this Amendment.

          The waiver contained in this Section 3 is limited to the specific provision provided above and shall not in any way be construed as entitling the Credit Parties to any waiver of any matters other than as specifically provided above or to any future waivers regarding similar matters or otherwise.

          Section 4.  Conditions to Effectiveness.  The effectiveness of this
                      ---------------------------
Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement;

          (B) the Agent shall have received the written consent of the holders of the Secured Subordinated Notes; and

          (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

          Section 5.  Fees.  In consideration for the Lenders and the Agent
                      ----
entering into this Amendment, on the Effective Date, the Borrower agrees to pay the Agent for the account of each of the Lenders an aggregate fee equal to 0.125% of the aggregate Commitment of each Lender under the Credit Agreement after giving effect to the provisions of this Amendment.

          Section 6.  Representations and Warranties.  Each Credit Party
                      ------------------------------
represents and warrants that:

          (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

          Section 7.  Further Assurances.  At any time and from time to time,
                      ------------------
upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

          Section 8.  Fundamental Documents.  This Amendment is designated a
                      ---------------------
Fundamental Document by the Agent.

          Section 9.  Full Force and Effect.  Except as expressly amended
                      ---------------------
hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

          Section 10.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                       --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 11.  Counterparts.  This Amendment may be executed in two or
                       ------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          Section 12.  Expenses.  The Borrower agrees to pay all out-of-pocket
                       --------
expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

          Section 13.  Headings.  The headings of this Amendment are for the
                       --------
purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment


          IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                              ARTISAN PICTURES INC.
                              ARTISAN ENTERTAINMENT INC.
                              ARTISAN HOME ENTERTAINMENT INC.
                              ARTISAN RELEASING INC.
                              ARTISAN MUSIC INC.
                              BE MINE PRODUCTIONS, INC.
                              BEACH DANCE PRODUCTIONS, INC.
                              DETENTION PRODUCTIONS, INC.
                              HEATWAVE PRODUCTIONS, INC.
                              LIVE AMERICA INC.
                              LIVE VENTURES INC.
                              LIVENET INC.
                              MILK MISSION PRODUCTIONS INC.
                              SWEET TIME PRODUCTIONS, INC.
                              VESTRON INC.
                              WISH AGAIN PRODUCTIONS, INC.


                              By  /s/ Mark Curcio
                                  -------------------------------------
                                  Name:
                                  Title: Authorized Signatory for each of the
                                         foregoing


                              FILM HOLDINGS CO.


                              By  /s/ Geoff Rehnert
                                  -------------------------------------
                                  Name:
                                  Title: Principal

                              SILENT DEVELOPMENT CORP.
                              TONGUE-TIED INC.


                              By  /s/ Ken Schapiro
                                  -------------------------------------
                                  Name:
                                  Title:


                              LENDERS:

                              THE CHASE MANHATTAN BANK,
                              individually and as Administrative Agent


                              By  /s/ Constance M. Coleman
                                  -------------------------------------
                                  Name:  Constance M. Coleman
                                  Title: Vice President

                              SOCIETE GENERALE


                              By  /s/ Maureen E. Kelly
                                  -------------------------------------
                                  Name:  Maureen E. Kelly
                                  Title: Director

                              UNION BANK OF CALIFORNIA


                              By  /s/ Thomas P. Garry, Jr.
                                  -------------------------------------
                                  Name:  Thomas P. Garry, Jr.
                                  Title: Vice President

                              COMERICA BANK -- CALIFORNIA


                              By  /s/ Carmen Carpenter
                                  -------------------------------------
                                  Name:  Carmen Carpenter
                                  Title: AVP

                              FLEET BANK, N.A.


                              By  /s/ Eric S. Meyer
                                  -------------------------------------
                                  Name:  Eric S. Meyer
                                  Title: Vice President

                              PACIFIC CENTURY BANK, N.A.


                              By  /s/ David K. Henry
                                  -------------------------------------
                                  Name:  David K. Henry
                                  Title: Vice President

                              BANQUE INTERNATIONALE A LUXEMBOURG


                              By  /s/ E. Rolin
                                  -------------------------------------
                                  Name:  E. Rolin
                                  Title: General Manager

                              By  /s/ N. Weaver
                                  -------------------------------------
                                  Name:  N. Weaver
                                  Title: Asst. Director

                              NATEXIS BANQUE BFCE


                              By  /s/ Bennett C. Pozil
                                  -------------------------------------
                                  Name:  Bennett C. Pozil
                                  Title: Vice President and Group Manager
                                         Entertainment Finance


                              By  /s/ Mark A. Harrington
                                  -------------------------------------
                                  Name:  Mark A. Harrington
                                  Title: Senior Vice President
                                         and Regional Manager

                              CITY NATIONAL BANK


                              By  /s/ Norman B. Starr
                                  -------------------------------------
                                  Name:  Norman B. Starr
                                  Title: Vice President

                              DE NATIONALE INVESTERINGSBANK N.V.


                              By  /s/ C. Mulder
                                  -------------------------------------
                                  Name:  C. Mulder
                                  Title: Legal Counsel


                              By  /s/ P.N.S. Luttjehuizen
                                  -------------------------------------
                                  Name:  P.N.S. Luttjehuizen
                                  Title: Senior Executive Vice President

                              BANQUE NATIONALE DE PARIS


                              By  /s/ Janice Ho
                                  -------------------------------------
                                  Name:  Janice Ho
                                  Title: Vice President


                              By  /s/ Mitch Ozawa
                                  -------------------------------------
                                  Name:  Mitch Ozawa
                                  Title: Vice President

                              THE FUJI BANK, LTD.


                              By  /s/ Hiromitsu Ugawa
                                  -------------------------------------
                                  Name:  Hiromitsu Ugawa
                                  Title: Senior Vice President

                              PARIBAS


                              By  /s/ David J. Pastre    / /s/ Thomas G. Brandt
                                  -----------------------/  --------------------
                                  Name:  David J. Pastre /     Thomas G. Brandt
                                  Title: Vice President  /     Director

                                                                      Schedule 1
                                                 (Revised as of August 18, 1999)


                            Schedule of Commitments

                                                                   Revolving         Revolving           Term             Term
                                                 Total             Credit             Credit             Loan             Loan
            Banks                             Commitment         Commitment         Percentage        Commitment       Percentage
  1.  Chase                                 $ 20,242,104.00    $ 17,968,422.00        12.203753%    $ 2,273,682.00      12.000000%

  2.  Societe Generale                        17,350,374.86      15,401,504.57        10.460360%      1,948,870.29      10.285714%

  3.  Union Bank of California                17,350,374.86      15,401,504.57        10.460360%      1,948,870.29      10.285714%

  4.  Fleet Bank                              17,350,374.86      15,401,504.57        10.460360%      1,948,870.29      10.285714%

  5.  Comeria Bank-California                 14,458,645.71      12,834,587.14         8.716967%      1,624,058.57       8.571429%

  6.  California United Bank                  14,458,645.71      12,834,587.14         8.716967%      1,624,058.57       8.571429%

  7.  Natexis Banque                           9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  8.  BIL                                      9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  9.  De National Investeringsbank             9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  10. Banque National de Paris                 9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  11. The Fuji Bank, Ltd.                      9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  12. Banque Paribas                           9,639,097.14       8,556,391.43         5.811311%      1,082,705.71       5.714286%

  13. City National Bank                       7,139,097.14       6,056,391.43         4.113367%      1,082,705.71       5.714286%

  TOTAL                                     $166,184,199.98    $147,236,850.00              100%    $18,947,349.98            100%